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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) December 17, 1996


                               YES CLOTHING CO.
            (Exact name of Registrant as specified in its charter)



    CALIFORNIA                        0-18064                   95-3768671
(State or other                    (Commission              (I.R.S. Employer
jurisdiction of incorporation      File Number)             Identification No.)


     1380 W. WASHINGTON BOULEVARD, LOS ANGELES, CALIFORNIA          90007
          (Address of principal executive offices)                (zip code)

                                (213) 765-7800
             (Registrant's telephone number, including area code)


         (Former name or former address, if changed since last report)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (a) Dismissal of Moss Adams LLP. On December 17, 1996 at the recommendation
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of its Board of Directors, the Registrant dismissed its independent accounting firm, Moss Adams LLP ("Moss Adams"). Moss Adams' reports on the Registrant's financial statements for its last two completed fiscal years did not contain any adverse opinions or disclaimers of opinion and were not modified as to uncertainty, audit scope or accounting principles. During the Registrant's two most recent fiscal years and the subsequent interim period preceding Moss Adams' dismissal, the Registrant had no disagreements with Moss Adams on any matter of accounting principles or practices, financial statement disclosure or auditing scope or practice which, if not resolved to the satisfaction of Moss Adams, would have caused Moss Adams to make reference to the subject matter of the disagreements in connection with its reports.

     (b) Appointment of Grobstein, Horwath & Company LLP. On December 17, 1996,
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the registrant retained Grobstein, Horwath & Company LLP to act as its principal accounting firm.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

     Exhibit 7.1:  Letter of Moss Adams dated December 23, 1996



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         YES CLOTHING CO.
                                          (Registrant)


Dated:  December 23, 1996                By: /s/   JEFFREY BUSSE
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                                            JEFFREY BUSSE
                                            Chief Financial Officer & Secretary

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